FIRST AMENDMENT TO PURCHASE AGREEMENT
                      -------------------------------------


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this "First Amendment"), is made and entered into as of the 7th day of November, 1995 by and between GUARANTEED HOTEL INVESTORS 1985, L.P., a Delaware limited partnership ("Seller"); and SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("Buyer");

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Seller and Buyer are parties to that certain Purchase Agreement dated October 27, 1995 (the "Agreement"); and

         WHEREAS, Seller and Buyer have agreed to amend the Agreement as provided herein.

         NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, Seller and Buyer hereby covenant and agree as follows:

         1. In the event of any conflict between the terms and provisions of the Agreement and this First Amendment, then the terms and provisions of this First Amendment shall prevail. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to the same in the Agreement.

         2. Seller and Buyer hereby agree that the expiration date of the Phase I Review Period shall be extended from November 7, 1995 to the expiration date of the Due Diligence Period.

         3. Seller and Buyer hereby agree that: (a) the Due Diligence Period expires on December 12, 1995; (b) the Document Review Period expires on November 27, 1995; and (c) the Phase I Review Period expires on December 12, 1995.

         4. Except as expressly amended and modified hereby, the Agreement is and shall otherwise remain in full force and effect, and the parties hereto hereby ratify and confirm the same.

         5. This First Amendment may be executed in one or more counterparts and all such counterparts taken together shall constitute one agreement. Executed copies of this First Amendment received by telecopier shall be deemed to be originals.

               [TEXT AND SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, Seller and Buyer have hereunder set their hands and seals as of the date first above written.

              SELLER:

              GUARANTEED HOTEL INVESTORS 1985, L.P.,
              a Delaware limited partnership

              By:      FFCA Management Company, Limited
                       Partnership, a Delaware limited partnership,
                       its general partner

                       By:      Perimeter Center Management
                                Company, a Delaware corporation,
                                its general partner


                                By:  /s/ Morton H. Fleischer
                                     -----------------------
                                         Morton  H.  Fleischer,  President
                                         and Chief Executive Officer


              BUYER:

              SLT REALTY LIMITED PARTNERSHIP, a
              Delaware limited partnership

              By:      Starwood Lodging Trust, a Maryland real
                       estate investment trust, its general partner


              By:/s/ Jeff Lapin
              -----------------
                 Jeff Lapin